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                          U.S. PHYSICAL THERAPY, INC.

                         NOTICE OF GUARANTEED DELIVERY
                      FOR TENDER OF SHARES OF COMMON STOCK
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for the shares of Common Stock of U.S. Physical Therapy, Inc. are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal to be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (defined below)). Such form may be delivered by hand or transmitted by mail or overnight courier, or (for Eligible Institutions (as defined below) only) by facsimile transmission, to the Depositary. See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

BY MAIL, OVERNIGHT DELIVERY OR HAND:                BY FACSIMILE TRANSMISSION:
                                                  (Eligible Institutions only.
                                                      See Instruction 1)

Continental Stock Transfer and Trust Company            (212) 616-7610
2 Broadway
York, NY  10004                                        CONFIRM BY TELEPHONE:
                                                     (212) 509-4000 (ext. 535)

 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
   DELIVERY. DELIVERIES TO U.S. PHYSICAL THERAPY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO DTC
             WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

      THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

      THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

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Ladies and Gentlemen:

     The undersigned hereby tenders to U.S. Physical Therapy, Inc., a Nevada corporation ("U.S. Physical Therapy"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 11, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of common stock, $.01 par value (the "Shares"), of U.S. Physical Therapy listed below, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

     If Shares will be tendered by book-entry transfer:

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 Name of Tendering Institution:


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                         AREA CODE AND TELEPHONE NUMBER

 Account No.                     at The Depository Trust Company
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                                           ------------------------------------
                                                       SIGNATURE(S)


Number of Shares:                       Name(s) (Please Print):


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Certificate Nos.:  (if available)       Address(es):
                                                     --------------------------

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                                                 (INCLUDING ZIP CODE)

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                                   ODD LOTS


   [ ] Check here if the shares are being tendered by or on behalf of a person owning an aggregate of 99 or fewer Shares (excluding shares attributable to individual accounts under the Stock Option Plans) and such person is tendering all such Shares.

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm which is a bank, broker, dealer, credit union, savings association, or other "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the 1934 Act (each, an "Eligible Institution"), hereby guarantees (i) that the above-named person(s) has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (ii) that such tender of Shares complies with Rule 14e-4, and (iii) to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company, in each case together with a properly completed and duly executed Letter(s) of Transmittal (or manually signed facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three Nasdaq trading days after the date hereof.

      The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for shares to the Depositary within the time shown herein. Failure to do so could result in a financial loss to such eligible institution.

 Name of Firm:
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 Authorized Signature:
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 Name:
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(PLEASE PRINT)

 Title:
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 Address:
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(CITY, STATE, ZIP CODE)

 Area Code and Telephone Number:
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 Dated:
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              NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS FORM.
      YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.


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